EXHIBIT 3(a)

                      RESTATED ARTICLES OF INCORPORATION
                                      OF
                        FLORIDA POWER & LIGHT COMPANY

  Pursuant to Section 607.1007 of the Florida Statutes, Florida Power
& Light Company, a Florida corporation (the "Company"), hereby certifies that:

  (1) these Restated Articles of Incorporation solely restate and integrate the Restated Articles of Incorporation, as amended to the date hereof;

  (2) these Restated Articles of Incorporation do not contain an amendment requiring shareholder approval; and

  (3) these Restated Articles of Incorporation were duly adopted by the Board of Directors of the Company pursuant to a unanimous written consent dated as of March 23, 1992.

  The text of the Restated Articles of Incorporation of the Company is restated effective as of the date of filing with the Department of State, to read as follows:

  1. The name of the corporation is FLORIDA POWER & LIGHT COMPANY.

  2. The Company is organized for the purpose of transacting any or all lawful business.

  3. (A) AUTHORIZED CAPITAL. All of the issued and unissued shares of Common Stock without par value of the Company, except for 1,000 such shares held of record on December 31, 1984 by FPL Group, Inc., a Florida corporation, are hereby cancelled. After giving effect to such cancellation, the total authorized capital stock of the Company shall consist of six classes of stock as follows:

  (1) 100,000 shares of 4 1/2% Preferred Stock of the par value of $100 each (hereinafter called "4 1/2% Preferred Stock");

  (2) 50,000 shares of 4 1/2% Preferred Stock Series A of the par value of $100 each (hereinafter called "Series A Stock");

  (3) 18,377,000 shares of Preferred Stock of the par value of $100 each (hereinafter called "Preferred Stock") of which 50,000 shall be 4 1/2% Preferred Stock Series B of the par value of $100 each; 62,500 shares shall be 4 1/2% Preferred Stock Series C of the par value of $100 each; 50,000 shares shall be 4.32% Preferred Stock Series D of the par value of $100 each; 50,000 shares shall be 4.35% Preferred Stock Series E of the par value of $100 each; 600,000 shares shall be 7.28% Preferred Stock Series F of the par value of $100 each; 400,000 shares shall be 7.40% Preferred Stock Series G of the par value of $100 each; 500,000 shares shall be 9.25% Preferred Stock Series H of the par value of $100 each; and 112,500 shares shall be 10.08% Preferred Stock Series J of the par value of $100 each;

  (4)  10,000,000 shares of Preferred Stock without par value
(hereinafter called "No Par Preferred Stock");

  (5) 5,000,000 shares of Subordinated Preferred Stock without par value (hereinafter called "Preference Stock");

  (6) 1,000 shares of Common Stock without par value (hereinafter called "Common Stock").

     (B) 4 1/2% PREFERRED STOCK, SERIES A STOCK, PREFERRED STOCK, NO PAR PREFERRED STOCK AND COMMON STOCK. Except as to variations provided for in paragraph (1) of this subsection (B), all shares of Preferred Stock and No Par Preferred Stock and each series thereof shall be alike and identical in every particular and all shares of Preferred Stock and No Par Preferred Stock and each series thereof shall be of equal rank and dignity with and have the distinguishing characteristics hereinafter described in this Section 3. Each series of the Preferred Stock shall have distinguishing characteristics of the Series A Stock hereinafter described in this Section which shall be read as though the designation of such series of the Preferred Stock were substituted for "Series A Stock" wherever such term "Series A Stock" hereinafter appears in this
Section 3 (but such designation shall not be so substituted in: (i) paragraph (2) of subsection (B);
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(ii) paragraph (4)(c) of subsection (B); (iii) paragraph (4)(d) of subsection (B); (iv) paragraph (5) of subsection (B); (v) paragraphs
(6)(b) and (6)(c) of subsection (B); (vi) subsection (C); (vii) subsection (D); (viii) subsection (E); and in each such case, except paragraphs (2) and (5) of this subsection (B) and subsections (C), (D) and (E) the shares of the Preferred Stock and each series thereof shall, irrespective of whether or not any shares of the 4 1/2% Preferred Stock or of the Series A Stock are at the time outstanding, be deemed to be shares of stock ranking on a parity with the 4 1/2% Preferred Stock or of the Series A Stock as to dividends or distributions). The shares of No Par Preferred Stock and each series thereof shall, irrespective of whether or not any shares of the 4 1/2% Preferred Stock or the Series A Stock are at the time outstanding, be deemed to be shares of stock ranking on a parity with the 4 1/2% Preferred Stock or the Series A Stock as to dividends or distributions. The distinguishing characteristics of each series of the Preferred Stock shall survive the redemption or other retirement of the Series A Stock.

  (1) The series of Preferred Stock and No Par Preferred Stock may vary in the following particulars:

     (a) the number of shares to constitute each such series and the distinctive designation thereof;

     (b) the annual rate or rates of dividends payable on shares of such series and the date from which such dividends shall commence to accrue;

     (c) the terms and conditions on which the shares of each such series may be redeemed or converted into another class of security and, subject to applicable provisions of the Certificate of Incorporation, as amended, the manner of effecting such redemption;

     (d) the sinking funds provisions, if any, for the redemption or purchase of shares of each such series; and

     (e) with respect to the No Par Preferred Stock only, variations with respect to whole or fractional voting rights and involuntary liquidation values.

     The different characteristics in (a), (b), (c), (d), and in (e) as to involuntary liquidation values, shall be stated and expressed in the resolution or resolutions providing for the issue of Preferred Stock or No Par Preferred Stock or any series thereof adopted by the Board of Directors or by the duly constituted Executive Committee or the duly constituted Stock Issuance Committee of the Company. Whole or fractional voting rights of the No Par Preferred Stock shall be as provided under paragraph (3) of subsection (D) hereunder.

  (2) The 4 1/2% Preferred Stock, the Series A Stock, the Preferred Stock, and the No Par Preferred Stock, pari passu, each with the other, shall be entitled, but only when as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Preference Stock and the Common Stock, to dividends at the rate per share of four and one-half per centum (4 1/2%) per annum of the par value thereof, and no more in the case of the 4 1/2% Preferred Stock and the Series A Stock, and to dividends at the rate fixed by the Board of Directors or Executive Committee or Stock Issuance Committee pursuant to paragraph (1) of this subsection (B) for each series of the Preferred Stock and the No Par Preferred Stock, payable quarterly on December 1, March 1, June 1, and September 1 of each year to stockholders of record as of a date, not exceeding thirty (30) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors, such dividends to be cumulative from the dividend date immediately preceding the date of issue of the share to which such dividends shall pertain. Dividends in full shall not be paid or set apart for payment on the 4 1/2% Preferred Stock, or on the Series A Stock, or on the Preferred Stock, or on the No Par Preferred Stock for any dividend period unless dividends in full have been or are contemporaneously paid or set apart for payment on all outstanding shares of the 4 1/2% Preferred Stock, the Series A Stock, the Preferred Stock and the No Par Preferred Stock for such dividend period and for all prior dividend periods. When the stated dividends are not paid in full on the 4 1/2% Preferred Stock, or on the Series A Stock, or on the Preferred Stock, or on the No Par Preferred Stock the shares of 4 1/2% Preferred Stock, Series A Stock, Preferred Stock and No Par Preferred Stock shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were paid in full. A "dividend period" is the period between any two consecutive dividend payment dates, including the first of such dates.

     Dividends may be paid upon the Preference Stock or the Common Stock only when dividends have been paid or funds have been set apart for the payment of dividends as aforesaid on the 4 1/2% Preferred Stock, the Series A Stock, the Preferred Stock and the No Par Preferred Stock from the dates after which dividends thereon became cumulative to the end of the dividend period then current, and when all payments have been made or funds have been set aside for payments then
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or theretofore due under the terms of any sinking fund for the purchase or redemption of Series A Stock, Preferred Stock and No Par Preferred
Stock.

  (3) (a) So long as any shares of 4 1/2% Preferred Stock or Series A Stock are outstanding, the Company shall not, without the consent (given by a vote at a meeting called for that purpose) of at least two-thirds of the total number of shares of the 4 1/2% Preferred Stock, and at least two-thirds of the total number of shares of the Series A Stock then outstanding create or authorize any new stock ranking prior to the 4 1/2% Preferred Stock or to the Series A Stock as to dividends, or in liquidation, dissolution, winding up or other distribution, or create or authorize any security convertible into shares of any such stock.

     (b) So long as any shares of 4 1/2% Preferred Stock are outstanding, the Company shall not without the consent (given by a vote at a meeting called for that purpose) of at least two-thirds of the total number of shares of the 4 1/2% Preferred Stock then outstanding amend, alter, change or repeal any of the express terms of the 4 1/2% Preferred Stock then outstanding in a manner substantially prejudicial to the holders thereof.

     (c) So long as any shares of Series A Stock are outstanding, the Company shall not without the consent (given by a vote at a meeting called for that purpose) of at least two-thirds of the total number of shares of the Series A Stock then outstanding amend, alter, change or repeal any of the express terms of the Series A Stock then outstanding in a manner substantially prejudicial to the holders thereof.

     (d) So long as any shares of the No Par Preferred Stock are outstanding, the Company shall not without the consent (given by a vote of the No Par Preferred Stock and all other preferred stocks ranking on a parity with the No Par Preferred Stock as to dividends or distributions, together as a class at a meeting called for that purpose) of the holders of at least two-thirds of the total number of votes attributable to the then outstanding No Par Preferred Stock and such other preferred stocks:

       (i)
  amend, alter or repeal any of the rights, preferences or powers of any series of the outstanding No Par Preferred Stock so as to alter materially any such rights, preferences or powers; or
       (ii)
  create or authorize any new stock ranking prior to the No Par
  Preferred Stock as to dividends or in liquidation, dissolution, winding up or other distribution or create or authorize any security convertible into shares of any such stock;

provided, however, that with respect to (i) above, preferred stocks other than the No Par Preferred Stock shall be entitled to vote as a member of said voting class only if the same right, preference or power of such preferred stocks are proposed to be materially amended, altered or repealed in substantially the same manner, and provided further that if any such amendment, alteration or repeal would alter materially the rights, preferences or powers of one or more, but not all, of the series of the No Par Preferred Stock or other preferred stocks ranking on a parity with the No Par Preferred Stock as to distributions, at the time outstanding, such consent shall be required only of the holders of at least two-thirds of the total number of votes attributable to the outstanding shares of all series so affected, voting as a class. The consent required under this paragraph (3) (d) shall be in addition to such vote as may be required by Florida law.

  (4) So long as any shares of the 4 1/2% Preferred Stock or Series A Stock are outstanding, the Company shall not, without the consent (given by a vote at a meeting called for that purpose) of the holders of a majority of the total number of shares of the 4 1/2% Preferred Stock and of a majority of the total number of shares of the Series A Stock then outstanding, and so long as any shares of the No Par Preferred Stock are outstanding, the Company shall not without the consent (given by vote of the No Par Preferred Stock and all other preferred stocks ranking on a parity with the No Par Preferred Stock as to dividends or distributions, together as a class at a meeting called for that purpose) of the holders of a majority of the total number of votes attributable to the then outstanding No Par Preferred Stock and such other preferred stocks:

     (a) merge or consolidate with or into any other corporation or corporations or sell or otherwise dispose of all or substantially all of the assets of the Company, unless such merger or consolidation or sale or other disposition or the exchange, issuance or assumption of all securities to be issued or assumed in connection with any such merger or consolidation or sale or other disposition, shall have been ordered, approved or permitted by the regulatory authorities of the state or states or of the United States of America having jurisdiction with respect to such merger or consolidation or sale or other disposition or exchange, issuance or assumption of securities; provided that the provisions of this subparagraph (a) shall not apply to a
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purchase or other acquisition by the Company of franchises or assets of another corporation in any manner which does not involve a merger or consolidation; or

     (b) issue any unsecured notes, debentures or other securities representing unsecured indebtedness, or otherwise assume or incur any such unsecured indebtedness, for purposes other than (i) the refunding of any outstanding unsecured indebtedness theretofore issued or assumed by the Company, (ii) the reacquisition, redemption or other retirement of any indebtedness issued or assumed by the Company, or (iii) the reacquisition, redemption or other retirement of all outstanding shares of the 4 1/2% Preferred Stock and of all outstanding shares of the Series A Stock and of all outstanding shares of any other class or series of stock ranking on a parity, as to dividends, or in liquidation, dissolution, winding up or other distribution, with the 4 1/2% Preferred Stock and the Series A Stock, if immediately after issuing, assuming or incurring such debt the total principal amount of all outstanding unsecured notes, debentures or other securities representing unsecured indebtedness of the Company, including unsecured indebtedness then to be issued, assumed or incurred would exceed 20% of the aggregate of (a) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Company and then to be outstanding, and (b) the capital and surplus of the Company as then to be stated on the books of account of the Company; or

     (c) issue, sell, or otherwise dispose of any shares of the 4 1/2% Preferred Stock in excess of 100,000 shares thereof or any shares of the Series A Stock in excess of 50,000 shares thereof, or any shares of any other class of stock ranking prior to, or on parity with, the 4 1/2% Preferred Stock or the Series A Stock as to dividends, or in liquidation, dissolution, winding up or other distribution, unless the net income of the Company determined, after provision for depreciation and all taxes and in accordance with generally accepted accounting practices, to be available for the payment of dividends for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the issuance, sale or disposition of such stock, is at least equal to twice the annual dividend requirements on all outstanding shares of the 4 1/2% Preferred Stock and of the Series A Stock and of all other classes of stock ranking prior to, or on a parity with, the 4 1/2% Preferred Stock or the Series A Stock as to dividends or distributions, including the shares proposed to be issued, and unless the gross income of the Company for such period, determined in accordance with generally accepted accounting practices (but in any event after deducting the amount for said period charged by the Company on its books to depreciation expense and all taxes) to be available for the payment of interest, shall have been at least one and one-half times the sum of (i) the annual interest charges on all interest bearing indebtedness of the Company and (ii) the annual dividend requirements on all outstanding shares of the 4 1/2% Preferred Stock and of the Series A Stock and of all other classes of stock ranking prior to or on a parity with, the 4 1/2% Preferred Stock or the Series A Stock as to dividends or distributions, including the shares proposed to be issued; provided, that there shall be excluded from the foregoing computation interest charges on all indebtedness and dividends on all shares of stock which are to be retired in connection with the issue of such additional shares; and provided, further, that in any case where such additional shares are to be issued in connection with the acquisition of new property, the gross income and the net income of the property to be so acquired may be included on a pro forma basis in the foregoing computation, computed on the same basis as the gross income and the net income of the Company; or

     (d) issue, sell, or otherwise dispose of any shares of the 4 1/2% Preferred Stock in excess of 100,000 shares thereof, or any share of the Series A Stock in excess of 50,000 shares thereof, or any shares of any other class of stock ranking prior to, or on a parity with the 4 1/2% Preferred Stock or the Series A Stock as to dividends or distributions, unless the aggregate of the capital of the Company applicable to the Common Stock and the surplus of the Company shall not be less than the aggregate amount payable on the involuntary liquidation, dissolution, or winding up of the Company, in respect of all shares of the 4 1/2% Preferred Stock and of the Series A Stock and all shares of stock, if any, ranking prior thereto, or on a parity therewith, as to dividends or distributions, which will be outstanding after the issue of the shares proposed to be issued; provided, that if, for the purposes of meeting the requirements of this subparagraph (d), it becomes necessary to take into consideration any earned surplus of the Company, the Company shall not thereafter pay any dividends on shares of Common Stock which would result in reducing the Company's Common Stock Equity (the words "Common Stock Equity" meaning the sum of the stated value of the outstanding Common Stock and the earned surplus and the capital and paid-in surplus of the Company, whether or not available for the payment of dividends on the Common Stock) to an amount less than the aggregate amount payable, on involuntary liquidation, dissolution, or winding up of the Company, on all shares of the 4 1/2% Preferred Stock, of the Series A Stock and of any stock ranking prior to, or on a parity with, the 4 1/2% Preferred Stock or the Series A Stock as to dividends or distributions, at the time outstanding.

  (5) In the event of any voluntary liquidation, dissolution or winding up of the Company, the 4 1/2% Preferred Stock, the Series A Stock, the Preferred Stock and the No Par Preferred Stock, pari passu, with each with the other, shall have a preference over the Preference Stock and the Common Stock until an amount equal to the then current redemption price of
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all shares of the 4 1/2% Preferred Stock, the Series A Stock, the
Preferred Stock and the No Par Preferred Stock shall have been paid. In the event of any involuntary liquidation, dissolution or winding up of the Company, which shall include any such liquidation, dissolution or winding up which may arise out of or result from the condemnation or purchase of all or a major portion of the properties of the Company by
(i) the United States Government or any authority, agency or instrumentality thereof, (ii) a state of the United States or any authority, agency or instrumentality thereof, or (iii) a district, cooperative or other association or entity not organized for profit, the 4 1/2% Preferred Stock, the Series A Stock, the Preferred Stock and the No Par Preferred Stock, pari passu, each with the other, shall also have a preference over the Preference Stock and the Common Stock until: the full par value of all shares of the 4 1/2% Preferred Stock, the Series A Stock, and of the Preferred Stock, the involuntary liquidation value established by the Board of Directors or Executive Committee or Stock Issuance Committee pursuant to paragraph (1) of this subsection (B) with respect to the No Par Preferred Stock and, in each case, an amount equal to all accumulated and unpaid dividends thereon shall have been paid by dividends or distribution. If the assets distributable on any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, shall be insufficient to permit the payment to the holders of the 4 1/2% Preferred Stock, the Series A Stock, the Preferred Stock and the No Par Preferred Stock of the full amounts to which they respectively are entitled as aforesaid, then said assets shall be distributed ratably among the holders of the 4 1/2% Preferred Stock, the Series A Stock, the Preferred Stock and the No Par Preferred Stock in proportion to the sums which would be payable on such liquidation, dissolution or winding up if all such sums were paid in full.

  (6)  (a)     The Company, by a majority vote of its Board of Directors, may at any time redeem all of said 4 1/2% Preferred Stock or may from time to time redeem any part thereof, by paying in cash a redemption price consisting of the sum of (i) $103.50 if redeemed prior to September 1, 1952, $102.50 if redeemed thereafter and prior to September 1, 1957, $101.50 if redeemed thereafter and prior to September 1, 1962, and $101.00 if redeemed on or after September 1, 1962, and (ii) an amount equal to accumulated and unpaid dividends in each case, if any, to the date of redemption.

     (b) The Company, by a majority vote of its Board of Directors, may at any time redeem all of said Series A Stock or may from time to time redeem any part thereof, by paying in cash a redemption price consisting of the sum of (i) $3.00 per share if redeemed within the first five (5) years after the first date from which dividends on any shares of such stock shall become cumulative, $2.00 per share if redeemed within the second five (5) years after the first date from which dividends on any shares of such stock shall become cumulative, and $1.00 per share if redeemed subsequent to ten (10) years after the first date from which dividends on any shares of such stock shall become cumulative, (ii) in each instance an amount equivalent to the public offering price per share upon the initial issuance of such Series A Stock and (iii) an amount equivalent to the accumulated and unpaid dividends in each case, if any, to the date of redemption. The "public offering price" of such Series A Stock, for the purpose of determination of the redemption price thereof, shall be the price (exclusive of an amount equivalent to accumulated dividends) at which the initial issue of such Series A Stock is offered for sale publicly by the Company or by underwriters or investment bankers, provided however, that if there shall be no public offering of the initial issue of the Series A Stock, the public offering price of the initial issue of the Series A stock shall, for this purpose, be deemed to be the price (exclusive of an amount equivalent to accumulated dividends) paid by the purchaser or purchasers of the initial issue of such Series A Stock to the Company.

     (c) Notice of the intention of the Company to redeem all or any part of the 4 1/2% Preferred Stock, the Series A Stock, the Preferred Stock or the No Par Preferred Stock shall be mailed not less than thirty days nor more than sixty days before the date of redemption to each holder of record of 4 1/2% Preferred Stock, Series A Stock, the Preferred Stock or No Par Preferred Stock to be redeemed, at his post office address as shown by the Company's records and not less than thirty days nor more than sixty days notice of such redemption may be published in such manner as may be prescribed by resolution of the Board of Directors of the Company; and, in the event of such publication, no defect in the notice so mailed or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares so to be redeemed. Contemporaneously with the mailing or the publication of such notice as aforesaid or at any time thereafter prior to the date of redemption, the Company may deposit the aggregate redemption price (or the portion thereof not already paid) with any bank or trust company in the City of New York, New York, or in the City of Miami, Florida, or, in the case of the Preferred Stock (other than Series B through M thereof for which such depository shall be the same as for the Series A Stock) and the No Par Preferred Stock, any bank or trust company located anywhere in the United States of America and acting as registrar or transfer agent with respect to such stock, named in such notice, payable to the order of the record holders of the shares so to be redeemed, on the endorsement and surrender of their certificates, and thereupon said holders shall cease to be stockholders with respect to such shares; and from and after the making of such deposit such holders shall have no interest in or claim against the Company with respect to said shares, but shall be entitled only to receive such moneys from said bank or trust company, with interest, if any, allowed by such bank or trust company on such moneys deposited as in this paragraph
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provided, on endorsement and surrender of their certificates, as aforesaid. Any moneys so deposited, plus interest thereon, if any, remaining unclaimed at the end of six years from the date fixed for redemption, if thereafter requested by resolution of the Board of Directors, shall be repaid to the Company, and in the event of such repayment to the Company, such holders of record of the shares so redeemed as shall not have made claim against such moneys prior to such repayment to the Company shall be deemed to be unsecured creditors of the Company for an amount, without interest, equivalent to the amount deposited, plus interest thereon, if any, allowed by such bank or trust company, as above stated, for the redemption of such shares and so paid to the Company. Shares of the 4 1/2% Preferred Stock, the Series A Stock, the Preferred Stock or the No Par Preferred Stock which have been redeemed shall not be reissued. If less than all of the shares of the 4 1/2% Preferred Stock or the Series A Stock are to be redeemed, the shares to be redeemed shall be selected by lot, and if less than all of the shares of any series of the Preferred Stock (other than Series B through M thereof which shall be redeemed by lot) or the No Par Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata, in such manner as the Board of Directors of the Company shall determine, by an independent bank or trust company selected for that purpose by the Board of Directors of the Company. Nothing in this paragraph contained shall limit any right of the Company to purchase or otherwise acquire any shares of 4 1/2% Preferred Stock, Series A Stock, the Preferred Stock or No Par Preferred Stock.

  (7) For the purpose of this paragraph (7): (a) the term "Common Stock Equity" shall mean the sum of the stated value of the outstanding Common Stock and the earned surplus and the capital and paid-in surplus of the Company, whether or not available for the payment of dividends on the Common Stock; (b) the term "total capitalization" shall mean the sum of the stated capital applicable to the outstanding stock of all classes of the Company, the earned surplus and the capital and paid-in surplus of the Company, whether or not available for the payment of dividends on the Common Stock of the Company, any premium on capital stock of the Company and the principal amount of all outstanding debt of the Company maturing more than twelve months after the date of the determination of the total capitalization; and (c) the term "dividends on Common Stock" shall embrace dividends on Common Stock (other than dividends payable only in shares of Common Stock), distributions on, and purchases or other acquisitions for value of, any Common Stock of the Company or other stock, if any, subordinate to the 4 1/2% Preferred Stock, the Series A Stock and the No Par Preferred Stock. Subject to the rights of the holders of the 4 1/2% Preferred Stock, the Series A Stock, the No Par Preferred Stock and the Preference Stock and subordinate thereto (and subject and subordinate to the rights of any class of stock hereafter authorized), the Common Stock alone shall receive all dividends and shares in liquidation, dissolution, winding up or other distribution. So long as any shares of the 4 1/2% Preferred Stock, the Series A Stock or the No Par Preferred Stock are outstanding, the Company shall not declare or pay any dividends on the Common Stock, except as follows:

     (a) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than 20% of total capitalization, the Company shall not declare such dividends in an amount which, together with all other dividends on Common Stock declared within the year ending with and including the date of such dividend declaration, exceeds 50% of the net income of the Company available for dividends on the Common Stock for the twelve full calendar months immediately preceding the month in which such dividends are declared; and

     (b) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than 25% but not less than 20% of total capitalization, the Company shall not declare dividends on the Common Stock in an amount which, together with all other dividends on Common Stock declared within the year ending with and including the date of such dividend declaration, exceeds 75% of the net income of the Company available for dividends on the Common Stock for the twelve full calendar months immediately preceding the month in which such dividends are declared; and

     (c) At any time when the Common Stock Equity is 25% or more of total capitalization, the Company may not declare dividends on shares of the Common Stock which would reduce the Common Stock Equity below 25% of total capitalization, except to the extent provided in subparagraphs (a) and (b) above.

     (C) PREFERENCE STOCK. The Board of Directors or Executive Committee or Stock Issuance Committee is hereby expressly authorized, at any time or from time to time, to divide any or all of the shares of Preference Stock into series, and, before issuance, in the resolution or resolutions providing for the issue of shares of a particular series, to fix and determine the designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights, and other special or relative rights in respect of the Preference Stock as a class, or of the particular series so established (except as otherwise expressly provided herein for all series) or both, to the fullest extent now or hereafter permitted by the laws of the

State of Florida, including the rights of the Preference Stock as a class and the variations between different series in the following respects:

  (1) the number of shares to constitute each such series and the distinctive designation thereof;
  (2) the dividend terms, and the dates from which dividends shall commence to accrue;
  (3) the redemption price or prices for shares and the terms and conditions on which such shares may be redeemed;
  (4) the sinking fund provisions, if any, for the redemption or purchase of shares;

  (5) the preferential amount or amounts payable on shares in the event of the voluntary liquidation of the Company;
  (6) the voting rights, if any, for the election of directors and for all other purposes;
  (7) the terms and conditions, if any, upon which shares may be converted and the class or classes or series of shares of the Company into which such shares may be converted; and
  (8) such other terms, limitations and relative rights and preferences, if any, of shares of Preference Stock as a class and of any such series of Preference Stock as the Board of Directors or Executive Committee or Stock Issuance Committee may, at the time of such resolution, lawfully fix and determine under the laws of the State of Florida.

       The Preference Stock shall constitute a class of stock subordinate to the 4 1/2% Preferred Stock, Series A Stock, Preferred Stock, and No Par Preferred Stock as to dividends and in distribution. So long as any shares of 4 1/2% Preferred Stock, Series A Stock, Preferred Stock, or No Par Preferred Stock shall be outstanding, the preferences, privileges, rights and powers granted to or imposed upon the Preference Stock or any series thereof shall have no effect whatever on the preferences, privileges, rights and powers of the 4 1/2% Preferred Stock, Series A Stock, Preferred Stock, and No Par Preferred Stock which shall retain the rights and shall be and remain prior in all respects to the Preference Stock. All shares of Preference Stock shall be of equal rank with each other, regardless of series, and shall be identical with each other in all respects except as provided pursuant to the first sentence of this subsection (C).

  (1) Dividends. Out of the funds of the Company legally available for dividends, the holders of each series of the Preference Stock at the time outstanding shall be entitled to receive, if and when declared payable by the Board of Directors, such dividend as may be provided for that particular series by the Board of Directors or Executive Committee or Stock Issuance Committee pursuant to the first sentence of this subsection (C). Dividends may be paid upon the Common Stock only when dividends have been paid or funds have been set apart for the payment of dividends on the Preference Stock, and when all payments have been made or funds have been set aside for payments then or theretofore due under the terms of any sinking fund for the purpose of redemption or purchase of Preference Stock.

  (2) Preference of the Preference Stock on Liquidation, etc. In the event of any liquidation, dissolution or winding up of the Company, the holders of each series of the Preference Stock shall be entitled to receive an amount for each share hereof, equivalent to the fixed liquidation price for such series plus, in case such liquidation, dissolution or winding up shall have been voluntary, the fixed liquidation premium, if any, for such series, together in all cases with an amount equal to all dividends accrued or in arrears thereon to the date fixed for such payment, before any distribution of assets shall be made to the holders of the Common Stock or any other class of stock subordinate to the Preference Stock as to dividends or in distribution; but the holders of the Preference Stock shall be entitled to no further participation in such distribution, unless otherwise provided by the Board of Directors or Executive Committee or Stock Issuance Committee in the resolution or resolutions providing for the issuance of shares of a particular series. If upon any such liquidation, dissolution or winding up, whether voluntary or involuntary, the assets distributable among the holders of the Preference Stock shall be insufficient to permit the payment of the full preferential amounts aforesaid, then such assets shall be distributed among the holders of all series of the Preference Stock then outstanding, ratably per share in proportion to the full preferential amounts per share to which they are respectively entitled as hereinbefore provided. A consolidation or merger of the Company, a sale or transfer of all or substantially all of its assets as an entirety, or any purchase or redemption of stock of the Company of any class, shall not be regarded as a "liquidation, dissolution or winding up" of the Company within the meaning of this paragraph (2).

  (3) Redemption, Repurchase and Retirement of the Preference Stock. The Company, at its option, expressed by vote of its Board of Directors or Executive Committee or Stock Issuance Committee, may at any time or from time to time redeem the whole or any part of the Preference Stock or of any series thereof at the applicable redemption price, as established by the Board of Directors or Executive Committee, for each such series to be redeemed.

     Notice of any proposed redemption of any shares of Preference Stock, the manner in which the same shall be carried out, and the rights and obligations of the Company and the holders of record of the shares of Preference Stock to be redeemed shall be as provided in paragraph (6)(c) of subsection (B) hereof, which paragraph shall be read as though the designation of Preference Stock were substituted for No Par Preferred Stock wherever such term No Par Preferred Stock appears in paragraph (6)(c) of subsection (B).

     (D) Subject to the provisions of subsection (E) of this Section 3:

  (1) The Common Stock shall have power to vote, and each holder of such Common Stock shall be entitled to one vote, in person or by proxy, for each share of such stock standing in his name on the books of the Company.

  (2)  Except as expressly provided in this Section 3, the 4 1/2%
Preferred Stock, the Series A Stock, the Preferred Stock and the No Par Preferred Stock shall have no power to vote.

  (3) When so entitled, the holders of No Par Preferred Stock shall have one vote for every $100 liquidation value established by the Board of Directors or the Executive Committee or the Stock Issuance Committee, provided that amounts less than $100 shall be afforded their proportional fractional vote.

  (4) The Preference Stock shall be entitled to such voting rights, if any, as may be provided in the resolution or resolutions of the Board of Directors or Executive Committee or Stock Issuance Committee.

     (E) Notwithstanding the provisions of paragraphs (1) and (2) of subsection (D) of this Section 3 and subject to any rights of the holders of the Preference Stock:

  (1) If and when dividends payable on any of the Preferred Stock (which, for the purposes of this subsection (E), shall be deemed to be the 4 1/2% Preferred Stock, the Series A Stock, and such other preferred stock, ranking on a parity with the 4 1/2% Preferred Stock and the Series A Stock as to dividends and distributions, as may be lawfully issued) shall be in default in an amount equal to four full quarterly payments or more per share, and thereafter until all dividends on any of the Preferred Stock in default shall have been paid, the holders of all of the then outstanding Preferred Stock, voting as a class (with voting rights of the No Par Preferred Stock determined in accordance with paragraph (3) of subsection (D), in contradistinction to the Common Stock as a class, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, and the holders of Common Stock, voting separately as a class, shall be entitled to elect the remaining directors of the Company, anything in this Agreement of Consolidation to the contrary notwithstanding. The terms of office, as directors, of all persons who may be directors of the Company at the time, shall terminate upon the election of a majority of the Board of Directors by the holders of the Preferred Stock, except that if the holders of the Common Stock shall not have elected the remaining directors of the Company, then, and only in that event, the directors of the Company in office just prior to the election of a majority of the Board of Directors by the holders of the Preferred Stock shall elect the remaining directors of the Company. Thereafter, while such default continues and a majority of the Board is being elected by the holders of the Preferred Stock, the remaining directors, whether elected by directors, as aforesaid, or whether originally or later elected by holders of the Common Stock, shall continue in office until their successors are elected by holders of the Common Stock and shall qualify. The term of office of the directors so elected by the holders of the Preferred Stock, voting as a class, and of the directors elected by the holders of the Common Stock, voting separately as a class shall be until the next annual meeting or until the privilege of the preferred stockholders to elect directors shall terminate as hereinafter provided, whichever shall be the earlier date, and until their successors shall have been elected and shall have qualified.

  (2) If and when all dividends then in default on any of the Preferred Stock then outstanding shall be paid (such dividends to be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the Preferred Stock shall be divested of any privilege with respect to the election of directors which is conferred upon the holders of such Preferred Stock under this subsection
(E) and the voting power of the holders of the Preferred Stock and the holders of the Common Stock shall revert to the status existing before the first dividend payment date on which dividends on any of the Preferred Stock were not paid in full, but always subject to the same provisions for vesting such privilege in the holders of the Preferred Stock in case of further like default or defaults in the payment of dividends thereon. Upon termination of any such voting privilege upon payment of all accumulated and defaulted dividends on the Preferred Stock, the terms of office of all persons who have been elected directors of the Company by vote of the holders of the Preferred Stock as a class, pursuant to such voting privilege, shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining directors.

  (3) In case of any vacancy in the office of a director occurring among the directors elected by the holders of the Preferred Stock, voting as a class, the remaining directors elected by the holders of the Preferred Stock, by affirmative vote or a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant. In case of any vacancy in the office of a director occurring among the directors elected by the holders of the Common Stock, voting separately as a class, the remaining directors elected by the holders of the Common Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant.

  (4) Whenever dividends on Preferred Stock shall be in default as provided in paragraph (1) of this subsection (E), it shall be the duty of the President, a Vice President or the Secretary of the Company, forthwith to cause notice to be given to the holders of the outstanding Preferred Stock and to the holders of the Common Stock of a meeting to be held at such time as the Company's officers may fix, not less than ten (10) nor more than sixty (60) days after the accrual of such privilege, for the purpose of electing directors. Each holder of record of any of the Preferred Stock, or his legal representative, shall be entitled at such meeting to one vote for each share of Preferred Stock standing in his name on the books of the Company, or, in the case of the No Par Preferred Stock, such vote as is determined in accordance with paragraph (3) of subsection (D). At all meetings of stockholders held for the purpose of electing directors during such time as the holders of the Preferred Stock shall have the special right, voting separately as a class, to elect directors, the presence in person or by proxy of the holders of a majority of the outstanding Common Stock shall be required to constitute a quorum of such class of the election of directors, and the presence in person or by proxy of the holders of a majority of the outstanding Preferred Stock, including, in the case of the No Par Preferred Stock, a majority of the votes attributable to the outstanding No Par Preferred Stock, considered together as a class shall be required to constitute a quorum of such class for the election of directors; provided, however, that the absence of a quorum of the holders of either such Preferred Stock or Common Stock shall not prevent the election at any such meeting or adjournment thereof of directors by such other class, if the necessary quorum of the holders of stock of such other class is present in person or by proxy at such meeting or any adjournment thereof; and provided, further, that in the event a quorum of the holders of the Common Stock is present but a quorum of the holders of the Preferred Stock is not present, then the election of the directors elected by holders of the Common Stock shall not become effective and directors so elected by the holders of Common Stock shall not assume their offices and duties until the holders of the Preferred Stock, with a quorum present, shall have elected the directors they shall be entitled to elect; and provided, further, that in the absence of a quorum of holders of stock of either class, a majority of the holders of the stock of the class which lacks a quorum who are present in person or by proxy shall have power to adjourn the election of the directors to be elected by such class from time to time without notice other than announcement at the meeting, until the requisite quorum of holders of such class shall be present in person or by proxy, but such adjournment shall not be made to a date beyond the date for the mailing of the notice of the next annual meeting of the Company or special meeting in lieu thereof.

  (5) Voting privileges similar to those set forth in the preceding paragraphs (1), (2), (3) and (4) may be conferred upon any preferred stock hereafter authorized and, in that case, such preferred stock hereafter authorized shall have voting privileges equal to and concurrent with the voting privileges so set forth of the 4 1/2% Preferred Stock and the Series A Stock, and shall be deemed to be Preferred Stock for the purposes of this subsection (E).

  4. The stockholders of the Company shall have no pre-emptive rights.

  5. The corporation is to have perpetual existence.

  6. The registered office of the corporation is at 9250 West Flagler Street, Miami, Florida 33174 and the name of the registered agent at such address is John T. Blount.

  7. The number of directors of the corporation shall be as set forth in the by-laws.

  8. For the regulation of the business and for the conduct of the affairs of the corporation, and to create, divide, limit and regulate the powers of the corporation, the Directors and each class of the stockholders, provision is made as follows:

     (a) No stockholder shall have any right to inspect any account, book or document of the corporation, except as conferred by statute or authorized by the Directors.

     (b) Any Director may be removed by the Board of Directors and the resulting vacancy shall be filled until the next

Annual Meeting of Stockholders by the Directors remaining in office.

     (c) In limitation of the application of Section 25 of the Act of the Legislature of the State of Florida hereinbefore mentioned, it is hereby provided that said Section 25 shall not apply to the corporation; and it is further provided that the unanimous vote of all stockholders of the corporation shall be required for any amendment of this agreement of consolidation which would eliminate the provisions of this subdivision (c) or in any way alter or modify the same.

     (d) The stockholders may alter or amend the by-laws of the corporation by a majority vote of all the outstanding stock of the corporation entitled to vote given at any meeting duly held as provided in the by-laws, the notice of which includes notice of the proposed alteration or amendment. The Board of Directors may also alter or amend the by-laws at any time by affirmative vote of a majority of the Board of Directors given at a duly convened meeting of the Board of Directors, the notice of which includes notice of the proposed alteration or amendment, subject to the power of stockholders to change or repeal such by-laws.

  9. RESOLVED, that the Board of Directors hereby establishes and authorizes the issuance of a new series of the Preferred Stock of the Company and hereby fixes the number of shares to constitute the new series and the distinctive designation of the new series, the annual rate of dividends payable on such shares and the date from which dividends shall commence to accrue, terms and conditions on which the shares may be redeemed and the manner of effecting redemption with respect to such new series of Preferred Stock as follows:

     (a) The new series of Preferred Stock established by this resolution is hereby designated "8.70% Preferred Stock, Series K."

     (b) The 8.70% Preferred Stock, Series K, is hereby authorized to be issued in the amount of 750,000 shares.

     (c) The dividend rate of the 8.70% Preferred Stock, Series K, shall be $8.70 per share per annum and no more, payable quarterly on December 1, March 1, June 1 and September 1 of each year, commencing December 1, 1976, and dividends on the 750,000 shares shall commence to accrue from and after October 21, 1976.

     (d) The Company, by a majority vote of its Board of Directors, may at any time redeem all of the 8.70% Preferred Stock, Series K, or may from time to time redeem any part thereof by paying in cash a redemption price consisting of the sum of:

       (i) $109.85 per share if redeemed on or prior to October 1, 1981; $107.00 per share if redeemed after October 1, 1981 and on or prior to October 1, 1986; $104.00 per share if redeemed after October 1, 1986 and on or prior to October 1, 1991; and $101.15 per share if redeemed after October 1, 1991; and
      (ii) In each case an amount equivalent to the accumulated and unpaid dividends, if any, to the date of redemption;

provided, however that the shares of the 8.70% Preferred Stock, Series K, shall not be redeemable prior to October 1, 1981, directly or indirectly from or in anticipation of monies borrowed, or proceeds of shares of other series of Preferred Stock (or of any other stock ranking prior to or on a parity with the Company's preferred stocks) sold, by or for the account of the Company, at an interest or dividend cost to it (calculated in accordance with generally accepted financial practice) of less than 8.70% per annum.

     (e) The manner of effecting such redemption shall be that applicable to the Company's 4 1/2% Preferred Stock, Series A.

     (f) Except as above set forth, the 8.70% Preferred Stock, Series K, shall possess all of the characteristics of the Company's said 4 1/2% Preferred Stock, Series A.

  10. RESOLVED, that the Board of Directors hereby establishes and authorizes the issuance of a new series of the Preferred Stock of the Company and hereby fixes the number of shares to constitute the new series and the distinctive designation of the new series, the annual rate of dividends payable on such shares and the date from which dividends shall commence to accrue, terms and conditions on which the shares may be redeemed and the manner of effecting redemption with respect to such new series of Preferred Stock as follows:

     (a) The new series of Preferred Stock established by this resolution is hereby designated "8.84% Preferred Stock, Series L."

     (b) The 8.84% Preferred Stock, Series L, is hereby authorized to be issued in the amount of 500,000 shares.

     (c) The dividend rate of the 8.84% Preferred Stock, Series L, shall be $8.84 per share per annum and no more, payable quarterly on December 1, March 1, June 1 and September 1 of each year, commencing December 1, 1978, and dividends on the 500,000 shares shall commence to accrue from and after August 29, 1978. Any dividend on the 500,000 shares which shall have accrued up to and including August 31, 1978 shall be set apart on September 1, 1978 for payment on December 1, 1978.

     (d) The Company, by a majority vote of its Board of Directors, may at any time redeem all of the 8.84% Preferred Stock, Series L, or may from time to time redeem any part thereof by paying in cash a redemption price consisting of the sum of:

       (i) $109.84 per share if redeemed on or prior to August 1, 1983; $107.63 per share if redeemed after August 1, 1983, and on or prior to August 1, 1988; $105.42 per share if redeemed after August 1, 1988 and on or prior to August 1, 1993; and $103.21 per share if redeemed after August 1, 1993; and
      (ii) In each case an amount equivalent to the accumulated and unpaid dividends, if any, to the date of redemption;

provided, however that the shares of the 8.84% Preferred Stock, Series L, shall not be redeemable prior to August 1, 1983, directly or indirectly from or in anticipation of monies borrowed, or proceeds of shares of other series of Preferred Stock (or of any other stock ranking prior to or on a parity with the Company's preferred stocks) sold, by or for the account of the Company, at an interest or dividend cost to it (calculated in accordance with generally accepted financial practice) of less than 8.84% per annum.

     (e) The manner of effecting such redemption shall be that applicable to the Company's 4 1/2% Preferred Stock, Series A.

     (f) Except as above set forth, the 8.84% Preferred Stock, Series L, shall possess all of the characteristics of the Company's said 4 1/2% Preferred Stock, Series A.

  11. RESOLVED, that the Board of Directors hereby establishes and authorizes the issuance of a new series of the Preferred Stock of the Company and hereby fixes the number of shares to constitute the new series and the distinctive designation of the new series, the annual rate of dividends payable on such shares and the date from which dividends shall commence to accrue, terms and conditions on which the shares may be redeemed and the manner of effecting redemption and the sinking fund providing for the purchase of such new series of Preferred Stock as follows:

     (a) The new series of Preferred Stock established by this resolution is hereby designated "8.70% Preferred Stock, Series M."

     (b) The 8.70% Preferred Stock, Series M, is hereby authorized to be issued in the amount of 464,000 shares.

     (c) The dividend rate of the 8.70% Preferred Stock, Series M, shall be $8.70 per share per annum and no more, payable quarterly on December 1, March 1, June 1 and September 1 of each year, commencing December 1, 1979, and dividends on the 464,000 shares shall commence to accrue from and after August 14, 1979 or such later date as the shares are actually issued. Any dividend on the 464,000 shares which shall have accrued up to and including August 31, 1979 shall be set apart on September 1, 1979 for payment on December 1, 1979.

     (d) The Company, by a majority vote of its Board of Directors, may at any time redeem all of the 8.70% Preferred Stock, Series M, or may from time to time redeem any part thereof by paying in cash a redemption price consisting of the sum of:

     (i)  (a) $108.70 per share if redeemed on or prior to August 1, 1980;
          (b) $108.29 per share if redeemed on or prior to August 1, 1981;

       (c) $107.87 per share if redeemed on or prior to August 1, 1982;
       (d) $107.46 per share if redeemed on or prior to August 1, 1983;
       (e) $107.04 per share if redeemed on or prior to August 1, 1984;
       (f) $106.63 per share if redeemed on or prior to August 1, 1985;
       (g) $106.21 per share if redeemed on or prior to August 1, 1986;
       (h) $105.80 per share if redeemed on or prior to August 1, 1987;
       (i) $105.39 per share if redeemed on or prior to August 1, 1988;
       (j) $104.97 per share if redeemed on or prior to August 1, 1989;
       (k) $104.56 per share if redeemed on or prior to August 1, 1990;
       (l) $104.14 per share if redeemed on or prior to August 1, 1991;
       (m) $103.73 per share if redeemed on or prior to August 1, 1992;
       (n) $103.31 per share if redeemed on or prior to August 1, 1993;
       (o) $102.90 per share if redeemed on or prior to August 1, 1994;
       (p) $102.49 per share if redeemed on or prior to August 1, 1995;
       (q) $102.07 per share if redeemed on or prior to August 1, 1996;
       (r) $101.66 per share if redeemed on or prior to August 1, 1997;
       (s) $101.24 per share if redeemed on or prior to August 1, 1998;
       (t) $100.83 per share if redeemed on or prior to August 1, 1999;
       (u) $100.41 per share if redeemed on or prior to August 1, 2000;
       (v) $100.00 per share if redeemed on or prior to August 1, 2001 and thereafter; and

     (ii) In each case an amount equivalent to the accumulated and unpaid dividends, if any, to the date of redemption;

provided, however that the shares of the 8.70% Preferred Stock, Series M, shall not be redeemable prior to August 1, 1989, directly or indirectly from or in anticipation of monies borrowed, or proceeds of shares of other series of Preferred Stock (or of any other stock ranking prior to or on a parity with the Company's preferred stocks) sold, by or for the account of the Company, at an interest or dividend cost to it (calculated in accordance with generally accepted financial practice) of less than 8.70% per annum.

     (e) The manner of effecting such redemption shall be that applicable to the Company's 4 1/2% Preferred Stock, Series A.

     (f) As a sinking fund, the Company shall purchase on April 1 of each year, beginning on (i) April 1, 1985 and continuing to and through April 1, 1999, not less than 18,000 shares nor more than 45,000 shares and (ii) April 1, 2000 and continuing to and through April 1, 2004, not less than 46,000 shares nor more than 115,000 shares, of the 8.70% Preferred Stock, Series M, at a purchase price to be determined by the Board of Directors, plus an amount, in the case of each share, computed at the rate of $8.70 per annum, from the date on which dividends became cumulative to the date fixed for purchase less the aggregate of the dividends paid thereon prior to such purchase date; the option to purchase in excess of (i) 18,000 shares beginning on April 1, 1985 and continuing to and through April 1, 1999, and (ii) 46,000 shares beginning on April 1, 2000 and continuing to and through April 1, 2004, shall not be cumulative; any shares in excess of the minimum purchase requirements purchased by the Company through operation of the purchase provisions contained in this section shall be credited against the minimum purchase requirements in reverse chronological order beginning with the requirement for the year 2004; any shares purchased pursuant to this section shall be selected in such manner as the Board of Directors of the Company shall determine; if the Company shall be prevented, because of restriction or for any other reason, from purchasing on any April 1 the number of shares of the 8.70% Preferred Stock, Series M, which in the absence of such restriction or other reason it would be required to purchase during such period, the deficit shall be made good in the first succeeding calendar year in which the Company shall not be prevented by such restriction or other reason from purchasing shares of the 8.70% Preferred Stock, Series M.

       Notwithstanding the foregoing: (i) if in any year the net income of the Company for the preceding calendar year (which net income shall be determined in accordance with the accounting requirements of the regulatory authority of the State of Florida having jurisdiction of the Company and after deducting from such net income one year's dividend requirement on any preferred stock of the Company outstanding at the end of such preceding calendar year whether or not declared or paid) shall be less than half the sum of the sinking fund obligation for the 8.70% Preferred Stock, Series M, expressed in dollars, plus the maximum obligation, expressed in dollars, due during the year in which such current sinking fund payment for the Series M is due, for sinking funds (which cannot be met by the certification of property), purchase funds, or other analogous devices, if any, for the retirement of any other series of preferred stock or debt of the Company, then the Company's sinking fund for said Series M in such year shall be limited to such amount as it shall in its sole discretion determine; and (ii) if in any year the amount of such net income of the Company for the preceding calendar year (after deducting from such net income one year's dividend requirement on any preferred stock of the Company outstanding at the end of such preceding calendar year whether or not declared or paid) shall be not less than half, and not more than, the sum of the sinking fund obligation for the 8.70% Preferred Stock, Series M, expressed in dollars, plus the maximum obligation expressed in dollars, due during the year in which such current Series M sinking fund payment is due, for sinking funds (which cannot be met by the certification of property), purchase funds or other analogous devices, if any, for the retirement of any other series of preferred stock or debt of the Company, then the Company's Series M sinking fund obligation, expressed in dollars, in such year shall be the proportion of said amount so determined which the sinking fund obligation for the 8.70% Preferred Stock, Series M, expressed in dollars, bears to the maximum aggregate of all such sinking funds, purchase funds, or other analogous devices, if any, of the Company. The above-described sinking fund obligation of the Company is hereinafter referred to as the "Series M Sinking Fund." The term "Company" as used herein shall include its consolidated subsidiaries.

       Beginning on or prior to February 15, 1985, and on or prior to February 15 in each year thereafter, the Company shall deliver to the Transfer Agent for said Series M a certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company stating (i)(a) whether or not the Company's obligation, expressed in dollars, to purchase shares of Series M is limited by reason of subdivision (ii) above, and if so, the amount of such obligation as so limited, and (b) the number of shares of Series M as to which a Series M Sinking Fund purchase is to be made by the Company in such year, or (ii) that the net income of the Company for the preceding calendar year was such that the Company has no Series M Sinking Fund requirement in the current year, or (iii) that the making of a Series M Sinking Fund purchase by the Company, in the opinion of counsel for the Company accompanying such certificate, would or may be contrary to any applicable law or to a rule or regulation of a governmental authority having jurisdiction in the premises; provided, however, that if, on January 31 of any year, there are not funds legally available, in the opinion of the signer of such certificate and of counsel for the Company accompanying such certificate, for the payment of the current Series M Sinking Fund requirement, the Company may presume for the purpose hereof that the making of a Series M Sinking Fund purchase would be contrary to applicable law and the sinking fund payment need not be made.

     (g) The total number of shares to be purchased, redeemed or otherwise acquired and the number of shares to be purchased, redeemed or otherwise acquired from any holder shall be adjusted to the nearest full share so that fractional shares need not be purchased.

     (h)  A failure of the Company to purchase any of the 8.70%
Preferred Stock, Series M, pursuant to paragraph (f) above by reason of the failure of any holder thereof to tender such shares for purchase shall not be a violation of, or a default under, said paragraph (f).

     (i) Except as above set forth, the 8.70% Preferred Stock, Series M, shall possess all of the characteristics of the Company's 4 1/2% Preferred Stock, Series A.

  12. RESOLVED, that the Board of Directors hereby establishes and authorizes the issuance of a new series of the Preferred Stock of the Company and hereby fixes the number of shares to constitute the new series and the distinctive designation of the new series, the annual rate of dividends payable on such shares and the date from which dividends shall commence to accrue, terms and conditions on which the shares may be redeemed and the manner of effecting redemption and the sinking fund providing for the redemption or purchase of shares of such new series of Preferred Stock as follows:

     (a) The new series of Preferred Stock established by this resolution is hereby designated "14.38% Preferred Stock, Series N."

     (b) The 14.38% Preferred Stock, Series N, is hereby authorized to be issued in the amount of 323,900 shares.

     (c) The dividend rate of the 14.38% Preferred Stock, Series N, shall be $14.38 per share per annum and no more, payable quarterly on September 1, December 1, March 1 and June 1 of each year, commencing to accrue from and after the date of issuance.

     (d) The Company, by a majority vote of its Board of Directors, may at any time upon not less than 30 days notice redeem all of the 14.38% Preferred Stock, Series N, or may from time to time redeem any part thereof by paying in cash a redemption price consisting of the sum of:


  (i)  (a) $114.38 per share if redeemed on or prior to July 1, 1987;
       (b) $109.59 per share if redeemed on or prior to July 1, 1988;
       (c) $108.63 per share if redeemed on or prior to July 1, 1989;
       (d) $107.67 per share if redeemed on or prior to July 1, 1990;
       (e) $106.71 per share if redeemed on or prior to July 1, 1991;
       (f) $105.75 per share if redeemed on or prior to July 1, 1992;
       (g) $104.79 per share if redeemed on or prior to July 1, 1993.
       (h) $103.83 per share if redeemed on or prior to July 1, 1994;
       (i) $102.88 per share if redeemed on or prior to July 1, 1995;
       (j) $101.92 per share if redeemed on or prior to July 1, 1996;
       (k) $100.96 per share if redeemed on or prior to July 1, 1997;
       (l) $100.00 per share if redeemed on or prior to July 1, 1998;
       (m) $100.00 per share if redeemed on or prior to July 1, 1999;
       (n) $100.00 per share if redeemed on or prior to July 1, 2000;
       (o) $100.00 per share if redeemed on or prior to July 1, 2001;
       (p) $100.00 per share if redeemed on or prior to July 1, 2002;
       (q) $100.00 per share if redeemed on or prior to July 1, 2003;
       (r) $100.00 per share if redeemed on or prior to July 1, 2004;
       (s) $100.00 per share if redeemed on or prior to July 1, 2005;
       (t) $100.00 per share if redeemed on or prior to July 1, 2006;
       (u) $100.00 per share if redeemed on or prior to July 1, 2007 and thereafter; and

     (ii) in each case an amount equivalent to the accumulated and unpaid dividends, if any, to the date of redemption;

provided, however that the shares of the 14.38% Preferred Stock, Series N, shall not be redeemable prior to July 1, 1987, directly or indirectly from or in anticipation of monies borrowed, or proceeds of shares of other series of Preferred Stock (or of any other stock ranking prior to or on a parity with any series of the Company's Preferred Stock) sold, by or for the account of the Company, at an interest or dividend rate to it (calculated in accordance with generally accepted financial practice) of less than 14.38% per annum.

     (e) As a sinking fund, the Company will redeem on July 1 of each year, beginning with July 1, 1988, not less than 17,500 shares nor more than 35,000 shares of the 14.38% Preferred Stock, Series N, at a redemption price equal to $100 per share plus an amount, in the case of each share, computed at the rate of $14.38 per annum, from the date on which dividends on such share became cumulative to the date fixed for such redemption less the aggregate of the dividends paid thereon prior to such redemption date; the option to redeem in excess of 17,500 shares of the 14.38% Preferred Stock, Series N, on any July 1 will not be cumulative; shares of the 14.38% Preferred Stock, Series N, acquired or redeemed by the Company otherwise than through operation of the sinking fund may, at the option of the Company, be credited against subsequent minimum sinking fund requirements; if the Company shall be prevented, because of restriction or for any other reason, from acquiring or redeeming on any July 1 the number of shares of the 14.38% Preferred Stock, Series N, which in the absence of such restriction or other reason it would be required to acquire or redeem during such period, the deficit shall be made good in the first succeeding calendar year in which the Company shall not be prevented by such restriction or other reason from acquiring or redeeming shares of the 14.38% Preferred Stock, Series N.

       Notwithstanding the foregoing: (i) if in any year net income of the Company for the preceding calendar year (which net income shall be determined in accordance with the accounting requirements of the regulatory authority of the State of Florida having jurisdiction of the Company and after deducting from such net income one year's dividend requirement on any preferred stock of the Company outstanding at the end of such preceding calendar year whether or not declared or paid) shall be less than half the sum of the sinking fund obligation for the 14.38% Preferred Stock, Series N, expressed in dollars, plus the maximum obligation, expressed in dollars, due during the year in which such current sinking fund payment for the Series N is due, for sinking funds (which cannot be met by the certification of property), purchase funds, or other analogous devices, if any for the retirement of any other series or class of preferred stock or debt of the Company, then the Company's sinking fund for said Series N in such year shall be limited to such amount as it shall in its sole discretion determine; and (ii) if in any year the amount of such net income of the Company for the preceding calendar year (after deducting from such net income one year's dividend requirement on any preferred stock of the Company outstanding at the end of such preceding calendar year whether or not declared or paid) shall be not less than half, and not more than the sum of the sinking fund obligation for the 14.38% Preferred Stock, Series N, expressed in dollars, plus the maximum obligation expressed in dollars, due during the year in which such Series N sinking fund is due, for sinking funds (which cannot be met by the certification of property), purchase funds, or other analogous devices, if any, for the retirement of any other series or class of preferred stock or debt of the Company, then the Company's Series N sinking fund obligation, expressed in dollars, in such year shall be the proportion of said amount so determined which the sinking fund obligation for the 14.38% Preferred Stock, Series N, expressed in dollars, bears to the maximum aggregate of all such sinking funds, purchase funds, or other analogous devices, if any, of the Company. The total number of shares to be redeemed or purchased and the number of shares to be redeemed or purchased from any holder shall be adjusted to the nearest full share so that fractional shares need not be purchased. The above-described sinking fund obligation of the Company is hereinafter referred to as the "Series N Sinking Fund" and is subject to the terms and conditions hereinafter set forth. The term "Company" as used herein shall include its consolidated subsidiaries.

       Beginning on or prior to February 15, 1988, and on or prior to February 15 in each year thereafter, the Company shall deliver to the Transfer Agent for said Series N a certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company stating (i)(a) whether or not the Company's obligation, expressed in dollars, to redeem shares of Series N is limited by reason of subdivision (ii) above, and if so, the amount of such obligation as so limited, and (b) the number of shares of Series N as to which a Series N Sinking Fund redemption is to be made by the Company in such year, or (ii) that the net income of the Company for the preceding calendar year was such that the Company has no Series N Sinking Fund requirement in the current year, or (iii) that the making of a Series N Sinking Fund redemption by the Company, in the opinion of counsel for the Company accompanying such certificate, would or may be contrary to any applicable law or to a rule or regulation of a governmental authority having jurisdiction in the premises, and the sinking fund payment need not be made; provided, however, that if, on January 31 of any year, there are not funds legally available, in the opinion of the signer of such certificate and of counsel for the Company accompanying such certificate, for the payment of the current Series N Sinking Fund requirement, the Company may presume for the purposes hereof that the making of a Series N Sinking Fund redemption would be contrary to applicable law, and the sinking fund payment need not be made.

     (f) The manner of effecting any redemption shall be that applicable to the Company's 4 1/2% Preferred Stock, Series A.

     (g) The Company may deposit the aggregate redemption price (or the portion thereof not already paid) with any bank or trust company in the City of New York, New York or in the City of Miami, Florida or with The First National Bank of Boston, Transfer Agent and Registrar for the 14.38% Preferred Stock, Series N.

     (h) Except as above set forth, the 14.38% Preferred Stock, Series N, shall possess all of the characteristics of the Company's 4 1/2% Preferred Stock, Series A.

  13. RESOLVED, that the Board of Directors hereby establishes and authorizes the issuance of a new series of the Preferred Stock of the Company and hereby fixes the number of shares to constitute the new series and the distinctive designation of the new series, the annual rate of dividends payable on such shares and the date from which dividends shall commence to accrue, terms and conditions on which the shares may be redeemed and the manner of effecting redemption and the sinking fund providing for the redemption or purchase of shares of such new series of Preferred Stock as follows:

     (a) The new series of Preferred Stock established by this resolution is hereby designated "11.32% Preferred Stock, Series O."

     (b) The 11.32% Preferred Stock, Series O, is hereby authorized to be issued in the amount of 650,000 shares.

     (c) The dividend rate of the 11.32% Preferred Stock, Series O, shall be $11.32 per share per annum and no more, payable quarterly on March 1, June 1, September 1 and December 1 of each year, commencing March 1, 1983, and dividends on the 650,000 shares shall commence to accrue from and after the date of issuance.

     (d) The Company, by a majority vote of its Board of Directors, may at any time upon not less than 30 days notice redeem all of the 11.32% Preferred Stock, Series O, or may from time to time redeem any part thereof by paying in cash a redemption price consisting of the sum of:

  (i)  (a) $111.32 per share if redeemed on or prior to January 1, 1988.
       (b) $107.55 per share if redeemed on or prior to January 1, 1989;
       (c) $106.79 per share if redeemed on or prior to January 1, 1990;
       (d) $106.04 per share if redeemed on or prior to January 1, 1991;
       (e) $105.28 per share if redeemed on or prior to January 1, 1992;
       (f) $104.53 per share if redeemed on or prior to January 1, 1993;
       (g) $103.77 per share if redeemed on or prior to January 1, 1994;
       (h) $103.02 per share if redeemed on or prior to January 1, 1995;
       (i) $102.26 per share if redeemed on or prior to January 1, 1996;
       (j) $101.51 per share if redeemed on or prior to January 1, 1997.
       (k) $100.75 per share if redeemed on or prior to January 1, 1998.
       (l) $100.00 per share if redeemed on or prior to January 1, 1999 and thereafter; and

     (ii) in each case an amount equivalent to the accumulated and unpaid dividends, if any, to the date of redemption;

provided, however that the shares of the 11.32% Preferred Stock, Series O, shall not be redeemed prior to January 1, 1988, directly or indirectly from or in anticipation of monies borrowed, or proceeds of shares of other series of Preferred Stock (or of any other stock ranking prior to or on a parity with any series of the Company's Preferred Stock) sold, by or for the account of the Company, at an interest or dividend rate to it (calculated in accordance with generally accepted financial practice) of less than 11.32% per annum.

     (e) As a sinking fund, the Company will redeem on April 1 of each year, beginning with April 1, 1989, not less than 32,500 shares nor more than 65,000 shares of the 11.32% Preferred Stock, Series O, at a redemption price equal to $100 per share plus an amount, in the case of each share, computed at the rate of $11.32 per annum, from the date on which dividends on such share became cumulative to the date fixed for such redemption less the aggregate of the dividends paid thereon prior to such redemption date; the option to redeem in excess of 32,500 shares of the 11.32% Preferred Stock, Series O, on any April 1 will not be cumulative; shares of the 11.32% Preferred Stock, Series O, acquired or redeemed by the Company otherwise than through operation of the sinking fund may, at the option of the Company, be credited against subsequent minimum sinking fund requirements; if the Company shall be prevented, because of restriction or for any other reason, from acquiring or redeeming on any April 1 the number of shares of the 11.32% Preferred Stock, Series O, which in the absence of such restriction or other reason it would be required to acquire or redeem during such period, the deficit shall be made good in the first succeeding calendar year in which the Company shall not be prevented by such restriction or other reason from acquiring or redeeming shares of the 11.32% Preferred Stock, Series O.

       Notwithstanding the foregoing: (i) if in any year the net income of the Company for the preceding calendar year (which net income shall be determined in accordance with the accounting requirements of the regulatory authority of the State of Florida having jurisdiction of the Company and after deducting from such net income one year's dividend requirement on any preferred stock of the Company outstanding at the end of such preceding calendar year whether or not declared or paid) shall be less than half the sum of the sinking fund obligation for the 11.32% Preferred Stock, Series O, expressed in dollars, plus the maximum obligation, expressed in dollars, due during the year in which such current sinking fund payment for the Series O is due, for sinking funds (which cannot be met by the certification of property), purchase funds, or other analogous devices, if any, for the retirement of any other series or class of preferred stock or debt of the Company, then the Company's sinking fund for said Series O in such year shall be limited to such amount as it shall in its sole discretion determine; and (ii) if in any year the amount of such net income of the Company for the preceding calendar year (after deducting from such net income one year's dividend requirement on any preferred stock of the Company outstanding at the end of such preceding calendar year whether or not declared or paid) shall be not less than half, and not more than, the sum of the sinking fund obligation for the 11.32% Preferred Stock, Series O, expressed in dollars, plus the maximum obligation expressed in dollars, due during the year in which such Series O sinking fund is due, for sinking funds (which such Series O sinking fund is due, for sinking funds which cannot be met by the certification of property), purchase funds, or other analogous devices, if any, for the retirement of any other series or class of preferred stock or debt of the Company, then the Company's Series O sinking fund obligation, expressed in dollars, in such year shall be the proportion of said amount so determined which the sinking fund obligation for the 11.32% Preferred Stock, Series O, expressed in dollars bears to the maximum aggregate of all such sinking funds, purchase funds, or other analogous devices, if any, of the Company. The total number of shares to be redeemed or purchased and the number of shares to be redeemed or purchased from any holder shall be adjusted to the nearest full share so that fractional shares need not be purchased. The above-described sinking fund obligation of the Company is hereinafter referred to as the "Series O Sinking Fund" and is subject to the terms and conditions hereinafter set forth. The term "Company" as used herein shall include its consolidated subsidiaries.

       Beginning on or prior to February 15, 1989, and on or prior to February 15 in each year thereafter, the Company shall deliver to the Transfer Agent for said Series O a certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company stating (i)(a) whether or not the Company's obligation, expressed in dollars, to redeem shares of Series O is limited by reason of subdivision (ii) above, and if so, the amount of such obligation as so limited, and (b) the number of shares of Series O as to which a Series O Sinking Fund redemption is to be made by the Company for the preceding calendar year was such that the Company has no Series O Sinking Fund requirement in the current year, or (iii) that the making of a Series O Sinking Fund redemption by the Company, in the opinion of counsel for the Company accompanying such certificate, would or may be contrary to any applicable law or to a rule or regulation of a governmental authority having jurisdiction in the premises, and the sinking fund payment need not be made; provided, however, that if, on January 31 of any year, there are not funds legally available, in the opinion of the signer of such certificate and of counsel for the Company accompanying such certificate, for the payment of the current Series O Sinking Fund requirement, the Company may presume for the purposes hereof that the making of a Series O Sinking Fund redemption would be contrary to applicable law, and the sinking fund payment need not be made.

     (f) The manner of effecting any redemption shall be that applicable to the Company's 4 1/2% Preferred Stock, Series A.

     (g) The Company may deposit the aggregate redemption price (or the portion thereof not already paid) with any bank or trust company in the City of New York, New York or in the City of Miami, Florida or with The First National Bank of Boston, Transfer Agent and Registrar for the 11.32% Preferred Stock, Series O.

     (h) Except as above set forth, the 11.32% Preferred Stock, Series O, shall possess all of the characteristics of the Company's 4 1/2% Preferred Stock, Series A.

  14. RESOLVED, that the Stock Issuance Committee of the Board of Directors hereby establishes and authorizes the issuance of a new series of the Preferred Stock, $100 par value (Preferred Stock), of the Company and hereby fixes the number of shares to constitute the new series and the distinctive designation of the new series, the annual rate of dividends payable on such shares and the date from which dividends shall commence to accrue, terms and conditions on which the shares may be redeemed and the manner of effecting redemption with respect to such new series of Preferred Stock as follows:

     (a) The new series of Preferred Stock established by the resolution is hereby designated "8.50% Preferred Stock, Series P."

     (b) The 8.50% Preferred Stock, Series P, is hereby authorized to be issued in the amount of 350,000 shares.

     (c) The dividend rate of the 8.50% Preferred Stock, Series P, shall be $8.50 per share per annum and no more, payable quarterly on September 1, December 1, March 1 and June 1 of each year, commencing September 1, 1986, and dividends on the 350,000 shares shall commence to accrue from and after May 29, 1986 or such later date as the shares are actually issued. Any dividend on the 350,000 shares which shall have accrued up to and including May 31, 1986, shall be set apart on June 1, 1986 for payment on September 1, 1986.

     (d) The Company, by a majority vote of its Board of Directors or by a unanimous vote taken at a meeting attended by a quorum of the Stock Issuance Committee of its Board of Directors, may at any time upon not less than 30 days notice redeem all of the 8.50% Preferred Stock, Series P, or may from time to time redeem any part thereof by paying in cash a redemption price consisting of the sum of:

  (i)  (a) $108.50 per share if redeemed on or prior to May 1, 1991;
       (b) $105.67 per share if redeemed on or prior to May 1, 1992;
       (c) $105.10 per share if redeemed on or prior to May 1, 1993;
       (d) $104.53 per share if redeemed on or prior to May 1, 1994;
       (e) $103.96 per share if redeemed on or prior to May 1, 1995;
       (f) $103.39 per share if redeemed on or prior to May 1, 1996;
       (g) $102.82 per share if redeemed on or prior to May 1, 1997;

       (h) $102.25 per share if redeemed on or prior to May 1, 1998;
       (i) $101.68 per share if redeemed on or prior to May 1, 1999;
       (j) $101.11 per share if redeemed on or prior to May 1, 2000;
       (k) $100.54 per share if redeemed on or prior to May 1, 2001;
       (l) $100.00 per share if redeemed on or prior to May 1, 2002 and thereafter; and

     (ii) in each case an amount equivalent to the accumulated and unpaid dividends, if any, to the date of redemption;

provided, however that the shares of the 8.50% Preferred Stock, Series P, shall not be redeemed prior to May 1, 1991, directly or indirectly from or in anticipation of monies borrowed, or proceeds of shares of other series of Preferred Stock (or of any other stock ranking prior to or on a parity with any series of the Company's Preferred Stock) sold, by or for the account of the Company, at an interest or dividend rate to it (calculated in accordance with generally accepted financial practice) of less than 8.50% per annum.

     (e) The manner of effecting any redemption shall be that applicable to the Company's 4 1/2% Preferred Stock, Series A.

     (f) The Company may deposit the aggregate redemption price (or the portion thereof not already paid) with any bank or trust company in the City of New York, New York or in the City of Miami, Florida or with The First National Bank of Boston, Transfer Agent and Registrar for the 8.50% Preferred Stock, Series P.

     (g) Except as above set forth, the 8.50% Preferred Stock, Series P, shall possess all of the characteristics of the Company's 4 1/2% Preferred Stock, Series A.

  15. RESOLVED, that the Stock Issuance Committee of the Board of Directors hereby establishes and authorizes the issuance of a new series of the Preferred Stock, $100 par value (Preferred Stock), of the Company and hereby fixes the number of shares to constitute the new series and the distinctive designation of the new series, the annual rate of dividends payable on such shares and the date from which dividends shall commence to accrue, and the terms and conditions on which the shares may be redeemed, and the manner of effecting redemption and the sinking fund providing for the redemption or purchase of such new series of Preferred Stock, as follows:

     (a) The new series of Preferred Stock established by the resolution is hereby designated "6.84% Preferred Stock, Series Q."

     (b) The 6.84% Preferred Stock, Series Q, is hereby authorized to be issued in the amount of 500,000 shares.

     (c) The dividend rate of the 6.84% Preferred Stock, Series Q, shall be $6.84 per share per annum and no more, payable quarterly on March 1, June 1, September 1 and December 1 of each year, commencing March 1, 1987, and dividends on the 500,000 shares shall commence to accrue from and after January 21, 1987 or such later date as the shares are actually issued.

     (d) The Company, by a majority vote of its Board of Directors or by a unanimous vote taken at a meeting attended by a quorum of the Stock Issuance Committee of its Board of Directors, may at any time upon not less than 30 days notice redeem all of the 6.84% Preferred Stock, Series Q, or may from time to time redeem any part thereof by paying in cash a redemption price consisting of the sum of:

     (i)  (a) $106.84 per share if redeemed on or prior to December 31, 1991;
       (b) $104.56 per share if redeemed on or prior to December 31, 1992;
       (c) $104.10 per share if redeemed on or prior to December 31, 1993;
       (d) $103.65 per share if redeemed on or prior to December 31, 1994;
       (e) $103.19 per share if redeemed on or prior to December 31, 1995;
       (f) $102.74 per share if redeemed on or prior to December 31, 1996;
       (g) $102.28 per share if redeemed on or prior to December 31, 1997;
       (h) $101.82 per share if redeemed on or prior to December 31, 1998;
       (i) $101.37 per share if redeemed on or prior to December 31, 1999;
       (j) $100.91 per share if redeemed on or prior to December 31, 2000;

       (k) $100.46 per share if redeemed on or prior to December 31, 2001;
       (l) $100.00 per share if redeemed on or prior to December 31, 2002 and thereafter; and

     (ii) in each case an amount equivalent to the accumulated and unpaid dividends, if any, to the date of redemption;

provided, however, that the shares of the 6.84% Preferred Stock, Series Q, shall not be redeemed prior to January 1, 1992, directly or indirectly from or in anticipation of monies borrowed or proceeds of shares of other series of Preferred Stock (or of any other stock ranking prior to or on a parity with any series of the Company's Preferred Stock) sold, by or for the account of the Company, at an interest or dividend rate to it (calculated in accordance with generally accepted financial practice) of less than 6.8653% per annum.

     (e) As a sinking fund, the Company will redeem on April 1 of each year, beginning with April 1, 1993, not less than 15,000 shares nor more than 30,000 shares of the 6.84% Preferred Stock, Series Q, at a redemption price equal to $100 per share plus an amount, in the case of each share, computed at the rate of $6.84 per annum, from the date on which dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of the dividends paid thereon prior to such redemption date; the option to redeem in excess of 15,000 shares of the 6.84% Preferred Stock, Series Q, on any April 1 will not be cumulative; shares of the 6.84% Preferred Stock, Series Q, acquired or redeemed by the Company otherwise than through operation of the sinking fund may, at the option of the Company, be credited against subsequent minimum sinking fund requirements; if the Company shall be prevented, because of restriction or for any other reason, from acquiring or redeeming on any April 1 the number of shares of the 6.84% Preferred Stock, Series Q, which in the absence of such restriction or other reason it would be required to acquire or redeem during such period, the deficit shall be made good in the first succeeding calendar year in which the Company shall not be prevented by such restriction or other reason from acquiring or redeeming shares of the 6.84% Preferred Stock, Series Q.

       Notwithstanding the foregoing: (i) if in any year the net income of the Company for the preceding calendar year (which net income shall be determined in accordance with the accounting requirements of the regulatory authority of the State of Florida having jurisdiction of the Company and after deducting from such net income one year's dividend requirement on any preferred stock of the Company outstanding at the end of such preceding calendar year, whether or not declared or paid) shall be less than half the sum of the sinking fund obligation for the 6.84% Preferred Stock, Series Q, expressed in dollars, plus the maximum obligation, expressed in dollars, due during the year in which such current sinking fund payment for the Series Q is due, for sinking funds (which cannot be met by the certification of property), purchase funds, or other analogous devices, if any, for the retirement of any other series or class of preferred stock or debt of the Company, then the Company's sinking fund for said Series Q in such year shall be limited to such amount as it shall in its sole discretion determine; and (ii) if in any year the amount of such net income of the Company for the preceding calendar year (after deducting from such net income one year's dividend requirement on any preferred stock of the Company outstanding at the end of such preceding calendar year, whether or not declared or paid) shall be not less than half, and not more than, the sum of the sinking fund obligation for the 6.84% Preferred Stock, Series Q, expressed in dollars, plus the maximum obligation expressed in dollars, due during the year in which such Series Q sinking fund is due, for sinking funds (which cannot be met by the certification of property), purchase funds, or other analogous devices, if any, for the retirement of any other series or class of preferred stock or debt of the Company, then the Company's Series Q sinking fund obligation, expressed in dollars, in such year shall be the proportion of said amount so determined which the sinking fund obligation for the 6.84% Preferred Stock, Series Q, expressed in dollars, bears to the maximum aggregate of all such sinking funds, purchase funds, or other analogous devices, if any, of the Company. The total number of shares to be redeemed or purchased and the number of shares to be redeemed or purchased from any holder shall be adjusted to the nearest full share so that fractional shares need not be purchased. The above-described sinking fund obligation of the Company is hereinafter referred to as the "Series Q Sinking Fund" and is subject to the terms and conditions hereinafter set forth. The term "Company" as used herein shall include its consolidated subsidiary.

       Beginning on or prior to February 15, 1993, and on or prior to February 15 in each year thereafter, the Company shall deliver to the Transfer Agent for said Series Q a certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company stating (i)(a) whether or not the Company's obligation, expressed in dollars, to redeem shares of Series Q is limited by reason of subdivision (ii) above and if so, the amount of such obligation as so limited, and (b) the number of shares of Series Q as to which a Series Q Sinking Fund redemption is to be made by the Company in such year, or
(ii) that the net income of the Company for the preceding calendar year was such that the Company has no Series Q Sinking Fund requirement in the current year, or (iii) that the making of a Series Q Sinking Fund redemption by the Company, in the opinion of counsel for the Company accompanying such certificate, would or may be contrary to any applicable law or to a rule or regulation of a governmental authority having jurisdiction in the premises, and the sinking fund payment need not be made; provided, however, that if on January 31 of any year, there are not funds legally available, in the opinion of the signer of such certificate and of counsel for the Company accompanying such certificate, for the payment of the current Series Q Sinking Fund requirement, the Company may presume for the purposes hereof that the making of a Series Q Sinking Fund redemption would be contrary to applicable law, and the sinking fund payment need not be made.

     (f) The manner of effecting any redemption shall be that applicable to the Company's 4 1/2% Preferred Stock, Series A.

     (g) The Company may deposit the aggregate redemption price (or the portion thereof not already paid) with any bank or trust company in the City of New York, New York or in the City of Miami, Florida or with The First National Bank of Boston, Transfer Agent and Registrar for the 6.84% Preferred Stock, Series Q.

     (h) Except as above set forth, the 6.84% Preferred Stock, Series Q, shall possess all of the characteristics of the Company's 4 1/2% Preferred Stock, Series A.

  16. RESOLVED, that the Board of Directors hereby establishes and authorizes the issuance of a new series of the Preferred Stock, $100 par value (Preferred Stock), of the Company and hereby fixes the number of shares to constitute the new series and the distinctive designation of the new series, the annual rate of dividends payable on such shares and the date from which dividends shall commence to accrue, and the terms and conditions on which the shares may be redeemed, and the manner of effecting redemption and the sinking fund providing for the redemption or purchase of such new series of Preferred Stock, as follows:

     (a) The new series of Preferred Stock established by the resolution is hereby designated "8.625% Preferred Stock, Series R."

     (b) The 8.625% Preferred Stock, Series R, is hereby authorized to be issued in the amount of 500,000 shares.

     (c) The dividend rate of the 8.625% Preferred Stock, Series R, shall be $8.625 per share per annum and no more, payable quarterly on March 1, June 1, September 1 and December 1 of each year, commencing March 1, 1990, and dividends on the 500,000 shares shall commence to accrue from and after January 29, 1990 or such later date as the shares are actually issued.

     (d) The Company, by a majority vote of its Board of Directors, may at any time upon not less than 30 days' notice redeem all of the 8.625% Preferred Stock, Series R, or may from time to time redeem any part thereof by paying in cash a redemption price consisting of the sum of:

  (i)  (a) $108.63 per share if redeemed on or prior to December 31, 1994;
       (b) $105.75 per share if redeemed on or prior to December 31, 1995;
       (c) $105.18 per share if redeemed on or prior to December 31, 1996;
       (d) $104.60 per share if redeemed on or prior to December 31, 1997;
       (e) $104.03 per share if redeemed on or prior to December 31, 1998;
       (f) $103.45 per share if redeemed on or prior to December 31, 1999;
       (g) $102.88 per share if redeemed on or prior to December 31, 2000;
       (h) $102.30 per share if redeemed on or prior to December 31, 2001;
       (i) $101.73 per share if redeemed on or prior to December 31, 2002;
       (j) $101.15 per share if redeemed on or prior to December 31, 2003;
       (k) $100.58 per share if redeemed on or prior to December 31, 2004;
       (l) $100.00 per share if redeemed on or prior to December 31, 2005 and thereafter; and

     (ii) in each case an amount equivalent to the accrued and unpaid dividends, if any, to the date of redemption;

provided, however, that the shares of the 8.625% Preferred Stock, Series R, shall not be redeemed prior to January 1, 1995, directly or indirectly from or in anticipation of monies borrowed, or proceeds of shares of other series of Preferred Stock (or of any other stock ranking prior to or on a parity with any series of the Company's Preferred Stock) sold, by or for the account of the Company, at an interest or dividend rate to it (calculated in accordance with generally accepted financial practice) of less than 8.7334% per annum.

     (e) As a sinking fund, the Company will redeem on April 1 of each year, beginning with April 1, 1996, not less than 25,000 shares nor more than 50,000 shares of the 8.625% Preferred Stock, Series R, at a redemption price equal to $100 per share plus an amount, in the case of each share, computed at the rate of $8.625 per annum, from the date on which dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of the dividends paid thereon prior to such redemption date; the option to redeem in excess of 25,000 shares of the 8.625% Preferred Stock, Series R, on any April 1 will not be cumulative; shares of the 8.625% Preferred Stock, Series R, acquired or redeemed by the Company otherwise than through operation of the sinking fund may, at the option of the Company, be credited against subsequent minimum sinking fund requirements; if the Company shall be prevented, because of restriction or for any other reason, from acquiring or redeeming on any April 1 the number of shares of the 8.625% Preferred Stock, Series R, which in the absence of such restriction or other reason it would be required to acquire or redeem during such period, the deficit shall be made good in the first succeeding calendar year in which the Company shall not be prevented by such restriction or other reason from acquiring or redeeming shares of the 8.625% Preferred Stock, Series R.

       Notwithstanding the foregoing: (i) if in any year the net income of the Company for the preceding calendar year (which net income shall be determined in accordance with the accounting requirements of the regulatory authority of the State of Florida having jurisdiction of the Company and after deducting from such net income one year's dividend requirement on any preferred stock of the Company outstanding at the end of such preceding calendar year, whether or not declared or paid) shall be less than half the sum of the sinking fund obligation for the 8.625% Preferred Stock, Series R, expressed in dollars, plus the maximum obligation, expressed in dollars, due during the year in which such current sinking fund payment for the Series R is due, for sinking funds (which cannot be met by the certification of property), purchase funds, or other analogous devices, if any, for the retirement of any other series or class of preferred stock or debt of the Company, then the Company's sinking fund for said Series R in such year shall be limited to such amount as it shall in its sole discretion determine; and (ii) if in any year the amount of such net income of the Company for the preceding calendar year (after deducting from such net income one year's dividend requirement on any preferred stock of the Company outstanding at the end of such preceding calendar year, whether or not declared or paid) shall be not less than half, and not more than, the sum of the sinking fund obligation for the 8.625% Preferred Stock, Series R, expressed in dollars, plus the maximum obligation expressed in dollars, due during the year in which such Series R sinking fund is due, for sinking funds (which cannot be met by the certification of property), purchase funds, or other analogous devices, if any, for the retirement of any other series or class of preferred stock or debt of the Company, then the Company's Series R sinking fund obligation, expressed in dollars, in such year shall be the proportion of said amount so determined which the sinking fund obligation for the 8.625% Preferred Stock, Series R, expressed in dollars, bears to the maximum aggregate of all such sinking funds, purchase funds, or other analogous devices, if any, of the Company. The total number of shares to be redeemed or purchased and the number of shares to be redeemed or purchased from any holder shall be adjusted to the nearest full share so that fractional shares need not be purchased. The above-described sinking fund obligation of the Company is hereinafter referred to as the "Series R Sinking Fund" and is subject to the terms and conditions hereinafter set forth. The term "Company" as used herein shall include its consolidated subsidiaries.

       Beginning on or prior to February 15, 1996, and on or prior to February 15 in each year thereafter, the Company shall deliver to the Transfer Agent for said Series R a certificate signed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company stating (i)(a) whether or not the Company's obligation, expressed in dollars, to redeem shares of Series R is limited by reason of subdivision (ii) above and if so, the amount of such obligation as so limited, and (b) the number of shares of Series R as to which a Series R Sinking Fund redemption is to be made by the Company in such year, or
(ii) that the net income of the Company for the preceding calendar year was such that the Company has no Series R Sinking Fund requirement in the current year, or (iii) that the making of a Series R Sinking Fund redemption by the Company, in the opinion of counsel for the Company accompanying such certificate, would or may be contrary to any applicable law or to a rule or regulation of a governmental authority having jurisdiction in the premises, and the sinking fund payment need not be made; provided, however, that if on January 31 of any year, there are not funds legally available, in the opinion of the signer of such certificate and of counsel for the Company accompanying such certificate, for the payment of the current Series R Sinking Fund requirement, the Company may presume for the purposes hereof that the making of a Series R Sinking Fund redemption would be contrary to applicable law, and the sinking fund payment need not be made.

     (f) The manner of effecting any redemption shall be that applicable to the Company's 4 1/2% Preferred Stock, Series A.

     (g) The Company may deposit the aggregate redemption price (or the portion thereof not already paid) with any bank or trust company in the City of New York, New York or in the City of Miami, Florida or with The First National Bank of Boston, Transfer Agent and Registrar for the 8.625% Preferred Stock, Series R.

     (h) Except as above set forth, the 8.625% Preferred Stock, Series R, shall possess all of the characteristics of the Company's 4 1/2% Preferred Stock, Series A.

                                  **********

  IN WITNESS WHEREOF, Florida Power & Light Company has executed this Restated Articles of Incorporation on this 23rd day of March, 1992.

                                              FLORIDA POWER & LIGHT COMPANY


                                          By:    K. MICHAEL DAVIS
                                              K. Michael Davis, Vice
                                              President, Accounting,
                                              Controller, and
                                              Chief Accounting Officer